Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly report of Forex International Trading Corp. (the "Company") on Form 10-Q for the six months period ending June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Darren Dunckel, Chief Executive and Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 17, 2011	/s/ Darren Dunckel
Darren Dunckel,
Chief Executive Officer, President, Treasurer and Director (Principal Executive and Financial Officer)